                                    COMMON STOCK REGISTRATION RIGHTS AGREEMENT
                           (this "Agreement") dated as of June 5, 1996, by and among BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), Goldman Sachs & Co. ("Goldman Sachs") and BT Securities Corporation ("BT" and, together with Goldman Sachs, the "Placement Agents").

                  The Company is offering for sale (the "Offering") 60,000 Units (the "Units"), each consisting of ten shares of the Company's 15.0% Exchangeable Redeemable Senior Preferred Stock due 2007 (the "Exchangeable Preferred Stock") and ten initial warrants (the "Initial Warrants") and 14.8 contingent warrants (the "Contingent Warrants" and, together with the Initial Warrants, the "Warrants"), each Warrant to purchase one share of the Company's Class A Common Stock (the "Class A Common Stock");

                  In connection with the Offering, each of the purchasers of the Units (each, a "Securityholder" and, collectively, the "Securityholders") has entered into a commitment letter (the "Commitment Letter") with the Company to purchase the number of shares of Exchangeable Preferred Stock, Initial Warrants and Contingent Warrants indicated on the notification delivered by the Company to each Holder pursuant to the Commitment Letter; and

                  In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, and the Placement Agents acting for the benefit of the Securityholders, hereby agree as follows:

                  SECTION 1.  Definitions.  As used in this
Agreement, the following terms shall have the meanings set forth below:

                  "Business Day" shall mean a day, other than a Saturday or Sunday, on which banking institutions and securities exchanges in New York are required to be open.

                  "Certificate of Designation" means the Certificate of Designation with respect to the Exchangeable Preferred Stock.

                  "Contingent Warrant Release Date" shall mean July 1, 2000; provided, however, that if on June 30, 1999,



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                                                                               2

the ratio (which shall be calculated on a pro forma basis in the same manner as is the term "Cash Flow Leverage Ratio" in the Certificate of Designation) of (i) the sum of the aggregate amount outstanding of all Debt (as defined in the Certificate of Designation) (net of cash and cash equivalents) of the Company and the Restricted Subsidiaries (as defined in the Certificate of Designation) and the aggregate liquidation preference of the Exchangeable Preferred Stock, in each case as of June 30, 1999 to (ii) Operating Cash Flow (as defined in the Certificate of Designation) for the four fiscal quarters ending on June 30, 1999, exceeds 8.0 to 1.0, then the Contingent Warrant Release Date will be August 16, 1999.

                  "Effective Date" shall mean the day on which a Registration Statement shall be declared effective by the SEC.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

                  "Holder" shall mean the registered holders from time to time of the Warrants and the Registrable Securities.

                  "Issue Date" shall mean the date of the
consummation of the Offering.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust or unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Prospectus" shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean the Class A Common Stock of the Company issued or issuable to Holders upon exercise of the Warrants, whether or not such exercise has been effected. Each such security shall cease to be a Registrable Security when (i) it has been disposed of pursuant to a Registration Statement declared effective by



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                                                                               3

the SEC, (ii) it has been distributed pursuant to Rule 144 (or any similar provisions under the Securities Act then in effect) or is eligible to be transferred without restriction pursuant to Rule 144(k) under the Securities Act (or any successor provision) or (iii) it has been otherwise transferred and may be resold without registration under the Securities Act.

                  "Registration Expenses" shall mean any and all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all SEC registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with the blue sky qualification of the Registrable Securities), (iii) all printing expenses, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants (including expenses of any cold comfort letters required in connection with this Agreement), (v) the fees and expenses of any special experts retained by the Company in connection with the Registration Statement,
(vi) the Company's internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) fees and disbursements of one counsel selected by Holders of a majority of the Registrable Securities to represent all Holders and (viii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities; provided, however, that Registration Expenses shall not include (x) underwriting discounts, commissions, brokers' fees and transfer taxes, if any, in respect of the Registrable Securities and (y) any fees or disbursements of additional counsel to the Holders.

                  "Registration Period" with respect to a Demand Registration Statement shall mean a period commencing on the Effective Date of such Registration Statement and ending on the earlier of the (i) first day on which all Registrable Securities included in such Demand Registration Statement have been sold as described therein and (ii) the first day after the Effective Date.

                  "Registration Statement" shall mean any registration statement filed by the Company with the SEC under the Securities Act (including a registration statement filed in connection with a Demand Registration or a Piggyback Registration) which covers some or all Registrable Securities, and any amendments or supplements thereto,



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                                                                               4

including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein.

                  "SEC" shall mean the Securities and Exchange
Commission.

                  "Securities Act" shall mean the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

                  SECTION 2. Demand Registrations. (a) Subject to the provisions of this Section 2, the Holder or Holders of Registrable Securities (i) representing 20% or more of the total number of shares of Class A Common Stock issuable upon the exercise of all Initial Warrants at the time outstanding or
(ii) representing 20% or more of the total number of shares of Class A Common Stock issuable upon the exercise of Contingent Warrants at the time outstanding, shall have the right (the Holders exercising such right being herein called the "Demand Holders"), upon written demand given to the Company (the "Demand Notice") to request the Company to register their Registrable Securities (a "Demand Registration") under and in accordance with the provisions of the Securities Act by filing and having declared effective a registration statement (a "Demand Registration Statement"), covering the issuance by the Company of such Registrable Securities upon the exercise by the Demand Holders of the Initial Warrants or the Contingent Warrants, as the case may be, held by them or, if such registration is prohibited by any law or by any applicable interpretation of the Staff of the SEC, covering the resale by the Demand Holders of such Registrable Securities.

                  (b) Within 45 days of receipt of a Demand Notice, the Company shall file with the SEC a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Securities specified by the Demand Holders in such Demand Notice, together will all other Registrable Securities that other Holders request be included in such Demand Registration in



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                                                                               5

writing given to the Company within 20 days after receipt of a notice from the Company to the effect that it has received a Demand Notice; provided, however, that:

                  (i) in the case of Demand Holders representing shares of Class A Common Stock issuable upon exercise of Initial Warrants,

                           (A) the Company shall not be obligated to effect any
                  Demand Registrations prior to the earlier of (x) the second anniversary of the Issue Date and (y) 180 days after the initial public offering of any of the Company's common stock; and

                           (B) the Company shall not be obligated to
                  effect a total of more than two Demand
                  Registrations; and

                           (C) no less than six months shall elapse
                  between the first and second Demand Registrations;
                  and

              (ii) in the case of Demand Holders representing shares of Class A Common Stock issuable upon exercise of Contingent Warrants,

                           (A) the Company shall not be obligated to effect any
                  Demand Registrations prior to the Contingent Warrant Release Date;

                           (B) the Company shall not be obligated to
                  effect a total of more than two Demand
                  Registrations; and

                           (C) no less than six months shall elapse between the
                  first and second Demand Registrations.

                  (c) The Company shall use its reasonable best efforts to cause such Demand Registration Statement to be declared effective by the SEC and to keep such Demand Registration Statement continuously effective throughout the Registration Period.

                  (d) In connection with any Demand Registration in which more than one Demand Holder participates or in which other Holders of Registrable Securities elect to include all or a portion of such Registrable Securities in such Demand Registration (such Holders being collectively referred to



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                                                                               6

with the Demand Holders as the "Selling Securityholders"), and in the event that such Demand Registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering (collectively, the "Underwriter") shall advise the Company and the Selling Securityholders in writing that, in the judgment of the Underwriter, the inclusion in such Demand Registration pursuant to this Section 2 of some of the Registrable Securities sought to be registered by the Selling Securityholders creates a substantial risk that the proceeds or price per unit the Selling Securityholders will derive from such registration will be materially reduced or the number of securities included in the offering to be registered is too large a number to be reasonably sold, or the Underwriter shall inform the Company and the Selling Securityholders in writing of its opinion that the number of securities requested to be included in such offering would materially adversely affect its ability to effect such offering (such opinion shall state the reasons therefor and the approximate number of securities that may be included in such offering without such effect), then the amount of Registrable Securities to be registered in such offering shall be reduced pro rata on the basis of the number of Registrable Securities to be registered by each such Selling Securityholders. No securities other than Registrable Securities shall be included in such Demand Registration Statement without the written consent of Selling Securityholders representing a majority of the Registrable Securities to be included in such Demand Registration Statement.

                  (e) Notwithstanding the foregoing, the Company shall be entitled to postpone, for a period of not more than 90 days after receipt of a Demand Notice, the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time the Company receives a Demand Notice, the Board of Directors of the Company determines in its reasonable judgment that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company and promptly gives the Holders demanding registration written notice of such determination; provided that (i) upon such postponement by the Company, the Company shall be required to file such Registration Statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that such registration and offering will not



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                                                                               7

interfere with the aforesaid material financing, acquisition, corporate reorganization or other material transaction or development involving the Company, (ii) no more than one such postponement shall occur in any 360 day period and (iii) the Holders who made such written request to effect such registration, may, at any time in writing, withdraw such request for such registration and therefore preserve the right provided in Section 2(b)(ii) hereof for such Holders to again request such registration.

                  (f) Demand Holders of a majority of Registrable Securities to be included in a Demand Registration pursuant to this Section 2 may, at any time prior to the Effective Date of such Demand Registration, revoke such demand by providing written notice to the Company, in such event, such Demand Holders shall reimburse the Company for its out-of-pocket expenses incurred in the preparation, filing and processing of the Demand Registration; provided, however, that no such reimbursement shall be required with respect to a revocation based on the Company's failure to comply in any material respect with its obligations hereunder; provided further, however, that upon such revocation, such Demand Registration will no longer be treated as a Demand Registration pursuant to paragraph (b) above.

                  (g) The provisions of this Section 2 shall not apply to the Contingent Warrants prior to the Contingent Warrant Release Date.

                  SECTION 3. Piggyback Registrations. (a) If the Company files a registration statement under the Securities Act with respect to a public offering of any class of common stock (other than on a registration statement on Form S-8 or S-4 or any successor forms thereto or filed solely in connection with an employee stock option plan, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 144 or Rule 144A under the Securities Act), whether for its own account or for the account of the Company's securityholders (other than Holders of Registrable Securities), then the Company shall give prompt written notice of such filing to the Holders (which notice shall include the anticipated date of the initial sale of securities in such offering (the "Sale Date") and the number of shares of common stock proposed to be included in such Registration Statement) at least 30 days prior to the Sale Date, which notice will offer such Holders the opportunity to include in such



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                                                                               8

registration statement such number of Registrable Securities as each such Holder may request (each such Holder being a "Piggyback Holder"). Upon the written request of the Piggyback Holders delivered to the Company within 15 days after such notice shall have been given to the Piggyback Holders (which request shall specify the number of shares of Registrable Securities intended to be disposed of by the Piggyback Holders pursuant to their election hereunder and the intended method of disposition thereof), the Company shall use its commercially reasonable efforts to effect the registration (a "Piggyback Registration") under the Securities Act of the sale of all such Registrable Securities that the Company has been so requested to register by the Piggyback Holders and to include all such Registrable Securities in such offering.

                  (b) Notwithstanding the provisions set forth in paragraph (a) above, in the event that such Piggyback Registration involves an underwritten offering and the underwriter shall advise the Company in writing that, in the judgment of the underwriter, the inclusion in any Registration Statement pursuant to this Section 3 of some or all of the Registrable Securities sought to be registered by the Piggyback Holders creates a substantial risk that the proceeds or price per unit the Company, other selling securityholders, if any, or the Piggyback Holders will derive from such registration will be materially reduced or the number of securities included in the offering to be registered (including those sought to be included by the Company) is too large a number to be reasonably sold, or the underwriter shall inform the Company in writing of its opinion that the number of securities requested to be included in such offering would materially adversely affect its ability to effect such offering (such opinion shall state the reasons therefor and the approximate number of securities that may be included in such offering without such effect), the Company shall, in each case, register an offering of, and shall subsequently offer, that number of securities that the Company is so advised can be sold in such offering, which shall be allocated as follows: (A) first, to the Company and any other selling securityholders, if any, that initiated the process pursuant to which such Registration Statement is to be filed, as applicable, for securities being sold for its own or their accounts; and (B) second, to the Piggyback Holders exercising Piggyback Registration rights, pro rata among them on the basis of the number of Registrable Securities



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                                                                               9

requested by them to be included in such Registration
Statement.

                  (c) Nothing in this Section 3 shall create any liability on the part of the Company to the Piggyback Holders if the Company for any reason should decide not to complete the offering proposed under this Section 3 or to withdraw its Registration Statement subsequent to its filing, regardless of any action whatsoever that the Piggyback Holders may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

                  (d) The Piggyback Holders may elect to withdraw from participation in a Piggyback Registration by written notice to the Company no later than the seventh day prior to the Effective Date of such Registration Statement.

                  (e) The provisions of this Section 3 shall not apply to the Contingent Warrants prior to the Contingent Warrant Release Date.

                  SECTION 4. Holdback Agreements. If (i) during the Registration Period, the Company or any of its subsidiaries shall file a registration statement with the SEC under the Securities Act (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 144 under the Securities Act) with respect to its common stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten offering by the Company pursuant to such registration statement) advises the Holders in writing that a public sale or distribution of Registrable Securities would materially adversely affect such offering or the underwriter (in the case of an underwritten offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Holders) that a public sale or distribution of Registrable Securities would adversely impact such offering, then each Holder shall not, to the extent not inconsistent with applicable law, effect any public sale or distribution of Registrable Securities or otherwise dispose of any securities of the Company of the same type of securities to be so registered during the 15-day period prior to the effective date of such registration



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                                                                              10

statement and until the earliest of (A) 90 days from the effective date of such registration statement, (B) the abandonment of such offering, and (C) if such offering is an underwritten offering, the termination in whole or in part of any "holdback" period obtained by the underwriter in such offering from the Company in connection therewith (each such period, a "Holdback Period").

                  SECTION 5. Registration Procedures. In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3 hereof, the following provisions shall apply:

                  (a) The Company shall prepare and file with the SEC, and furnish to the Holders and their counsel prior to the filing thereof, a copy of any Registration Statement (including any preliminary Prospectus contained therein) for the sale of Registrable Securities, and each amendment (including post-effective amendments) thereto and each amendment or supplement, if any, to the Prospectus included therein and shall reflect in each such document, when so filed with the SEC, such comments as the Holders reasonably may propose.

                  (b) The Company shall use its reasonable best efforts to ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no liability under clauses (ii) or (iii) of this paragraph (b) with respect to any such untrue statement or omission made therein in reliance upon and conformity with information furnished to the Company by or on behalf of the Holders for inclusion therein.



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                                                                              11

                  (c) The Company shall promptly advise the Holders and, if requested by the Holders, promptly confirm such advice in writing:

                           (i) when any Registration Statement or Prospectus and
                  any amendment or supplement thereto has been filed with the SEC and when any such Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the SEC for amendments
                  or supplements to any Registration Statement or the Prospectus included therein or for additional information;

                           (iii) of the issuance by the SEC of any stop order
                  suspending the effectiveness of any Registration Statement or the initiation of any actions or proceedings for that purpose;

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  amendment or supplementation of any such Registration Statement or Prospectus (or documents incorporated or deemed to be incorporated therein by reference) so that, as of such date, the statements therein are not misleading and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States, at the earliest possible time.



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                  (e) The Company shall furnish to the Holders and their counsel and the Underwriter, if any, and its counsel, without charge, a conformed copy of each Registration Statement and any and all post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference).

                  (f) The Company shall, subject to the proviso in Section 5(h) hereof, use its reasonable best efforts to cause the Registrable Securities covered by the relevant Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities.

                  (g) The Company shall, during the Registration Period, deliver to the Holders, without charge, as many copies of the Prospectus included in any Registration Statement and any amendment or supplement thereto as the Holders shall reasonably request; and subject to Section 6 hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (h) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities laws, blue sky laws or similar laws of such jurisdictions as the Holders reasonably request, and the Company shall use its reasonable best efforts to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold



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                                                                              13

pursuant to any Registration Statement in such denominations and registered in such names as the Holders may reasonably request at least two Business Days prior to such sales.

                  (j) At any time and from time to time upon the occurrence of any event contemplated by paragraph (c)(v) above, the Company shall use its reasonable best efforts to prepare and file with the SEC as soon as reasonably practicable a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities offered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                  (k) The Company shall use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to the Holders, as soon as reasonably practicable (but not more than eighteen months) after the Effective Date of any Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act; provided, however, that the Company shall be deemed to have complied with this paragraph if it has complied with Rule 158 under the Securities Act.

                  (l) Each Holder shall furnish to the Company such information regarding such Holder and its affiliates and the distribution of the Registrable Securities, including with respect to the name and address of, and the amount of Registrable Securities held by such Holder, as the Company may from time to time reasonably require for inclusion in any Registration Statement. Such information at the time any Registration Statement and any amendment thereto becomes effective, and at the time any Prospectus or supplement thereto previously reviewed by such Holder forming a part of any Registration Statement is delivered in any offering of Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. Each Holder shall advise the Company and, if requested by the Company, confirm such advice in writing in the event that such Holder becomes aware of the happening



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                                                                              14

of any event that requires the making of any changes in a Registration Statement or Prospectus so that as of such dates the statements therein provided by such Holder specifically for inclusion therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (m) The Company shall make reasonably available for inspection during normal business hours by the Holders and any attorney, accountant or other agent retained by the Holders (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies any Inspectors are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company.

                  SECTION 6. Agreements by Demand Holders. (a) Prior to any disposition of Registrable Securities by the Selling Securityholders pursuant to a Demand Registration, the Selling Securityholders shall provide prior written notice to the Company at least 48 hours prior to the completion of such sale. If within 48 hours of receiving such notice the Company determines that there is in existence an event of the kind described in Section 5(c)(v), the Company shall provide the Selling Securityholders with notice specifying that the Registration Statement or related Prospectus may contain an untrue statement or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (b) The Selling Securityholders agree that, upon receipt of a notice from the Company pursuant to Sections 5(c)(v) or 6(a), the Selling Securityholders shall not dispose of Registrable Securities and shall discontinue use of the Prospectus and Registration Statement until such Selling Securityholders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section



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                                                                              15

5(j) or notification by the Company that events described in Section 5(c)(v) no longer exist, as the case may be.

                  (c) Upon receipt of any notice from the Company pursuant to
Section 6(a), the Selling Securityholders shall be entitled to obtain such information from the Company as it may reasonably request regarding the facts and circumstances surrounding such notice; provided, however, that each Selling Securityholder signs a confidentiality agreement reasonably satisfactory to the Company.

                  SECTION 7.  Registration Expenses.  The Company
will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to Sections 2 or 3 hereof.

                  SECTION 8. Indemnification. (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Sections 2 or 3 hereof, and in consideration of the agreements of the Holders contained herein, the Company hereby agrees to indemnify and hold harmless each of the Holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue



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                                                                              16

statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

                  (b) Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to Sections 2 or 3 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each Holder and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 8(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's securities pursuant to such registration.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of this Section 8, notify such



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                                                                              17

indemnifying party in writing of the commencement of such action; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of Section 8(a) or 8(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions of Section 8(a) or Section 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 8(d) was determined by



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                                                                              18

pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Miscellaneous. The obligations of the Company and its subsidiaries under this Section 8 shall be in addition to any liability which the Company and its subsidiaries may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Holders and any underwriters contemplated by this Section 8 shall be in addition to any liability which the respective Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.



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                                                                              19

                  SECTION 9. Rule 144. The Company shall take such action as any Holder may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  SECTION 10. Underwritten Registrations. (a) If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering.

                  (b) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                SECTION 11.  Miscellaneous.  (a)  Remedies.  The
Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

                  (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders.

                  (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first Business Day following the date received, if delivered personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the Business Day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and (iii) on the first Business Day that is at least five days following



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                                                                              20

deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(c), which address initially is, with respect to each Holder, the address of such Holder given in the Commitment Letter.

                (ii) if to the Company, at:

                                    Benedek Communications Corporation
                                    308 West State Street
                                    Rockford, IL 61101
                                    Attention:  Mr. Ronald L. Lindwall
                                    Telephone: (815) 987-5350
                                    Facsimile: (815) 987-5335

                           with a copy (which shall not constitute
                           notice) to:

                                    Shack & Siegel, P.C.
                                    530 Fifth Avenue
                                    New York, NY 10036
                                    Attention:  Paul S. Goodman, Esq.
                                    Telephone:  (212) 782-0705
                                    Facsimile:  (212) 730-1964

                  (d) Successors and Assigns. This Agreement shall be binding on the Company and its successors and assigns.

                  (e) Third-Party Beneficiaries. The Company agrees that the representations, warranties and covenants of the Company contained herein are intended for the benefit of the Holders from time to time of the Warrants and the Registrable Securities, and each such Holder shall be deemed to be a third-party beneficiary with respect thereto, entitled to enforce directly and in its own name any rights or claims the Placement Agents may have against the Company with respect thereto.

                  (f) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                  (g)  Descriptive Headings.  The descriptive
headings used herein are inserted for convenience of



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                                                                              21

reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all remaining provisions contained herein shall not be in any way impaired thereby.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



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                                                                              22

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                     BENEDEK COMMUNICATIONS
                                     CORPORATION,

                                        by /s/   RONALD L. LINDWALL
                                           -------------------------------------
                                           Name: RONALD L. LINDWALL
                                           Title: SECRETARY
                                                  SENIOR VICE PRESIDENT--FINANCE

                                     GOLDMAN, SACHS & CO., on
                                     behalf of the Securityholders

                                        by /s/   DIRK LEASURE
                                           -------------------------------------
                                           Name: DIRK LEASURE
                                           Title: V.P.

                                     BT SECURITIES CORPORATION, on
                                     behalf of the Securityholders

                                        by /s/   GARY R. PAUL
                                           -------------------------------------
                                           Name: GARY R. PAUL
                                           Title: V.P.
                                                  MANAGING DIRECTOR

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